20 Hillcrest Avenue

Darien, Connecticut 06820

December 21, 2005

Mr. Thomas J. Clarke

Chairman and Chief Executive Officer

TheStreet.com, Inc.

14 Wall Street

15th Floor

New York, NY  10005

Dear Tom:

Please accept this letter as formal notice of my intent to resign from the Board of Directors of TheStreet.com, effective December 31, 2005.

I have been proud to serve the Company and its shareholders as an independent Board member. I wish you and the Company nothing but great success in the future.

Best regards,

/s/ James M. Meyer

James M. Meyer

cc:	Jordan Goldstein, Esq.